Exhibit o under Form N-1A
                                            Exhibit 24 under Item 601/Reg. S-K

                                      POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _Federated Core Trust II,
L.P.                                        ___ and each of them, their true
and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                 TITLE                            DATE
----------                 -----                            ----

/s/ John F. Donahue        Chairman and Trustee             November 23, 2000
 ------------------
John F. Donahue            (Chief Executive Officer)

/s/ J. Christopher Donahue President                        November 23, 2000
--------------------------
J. Christopher Donahue

/s/ Richard J. Thomas      Treasurer                        November 23, 2000
---------------------
Richard J. Thomas          (Principal Financial and
                           Accounting Officer)

/s/ T. G. Bigley           Trustee                          November 23, 2000
----------------
Thomas G. Bigley

/s/ John T. Conroy         Trustee                          November 23, 2000
 -----------------
John T. Conroy

/s/ Nicholas P. Constantakis Trustee                        November 23, 2000
 ----------------------------
Nicholas P. Constantakis

/s/ John F. Cunningham     Trustee                          November 23, 2000
 ---------------------
John F. Cunningham

/s/ Lawrence D. Ellis      Trustee                          November 23, 2000
---------------------
Lawrence D. Ellis

/s/ Peter E. Madden        Trustee                          November 23, 2000
-------------------
Peter E. Madden

/s/ Charles F. Mansfied, Jr.Trustee                         November 23, 2000
 ---------------------------
Charles F. Mansfied, Jr.

/s/ John E. Murray         Trustee                          November 23, 2000
------------------
John E. Murray, Jr.

/s/ Marjorie P. Smuts      Trustee                          November 23, 2000
---------------------
Marjorie P. Smuts

/s/ John S. Walsh          Trustee                          November 23, 2000
-----------------
John S. Walsh

Sworn to and subscribed before me this _ 23rd___ day of _ November, 2000
                                        -----            ---------


/s/ Janice L. Vandenberg
----------------------------------------------------
Janice L. Vandenberg
Notary Public

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                 Notarial Seal
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      Janice L. Vandenberg, Notary Public
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          Pittsburgh, Allegheny County
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       My Commission expires July 4, 2002
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Member, Pennsylvania Association of Notaries